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                                                                    Exhibit 10.2

                                    GUARANTEE


        CRONOS CONTAINERS LIMITED, a company organized under the laws of the United Kingdom (the "Guarantor"), hereby unconditionally and irrevocably guarantees to the registered holder (the "Noteholder") of the Secured Note due 2006 (the "Note") of CRONOS GLOBAL INCOME FUND XVI, L.P. (the "Company") upon which this Guarantee is endorsed, the due and punctual payment in full of (i) the principal of, premium, if any, and interest on such Note when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption, pursuant to an offer to purchase or otherwise, in accordance with the terms of such Note and of the Note Purchase Agreement dated as of March 30, 2000 (the "Purchase Agreement"), among the Company, the Guarantor and IBJ Whitehall Business Credit Corporation, and (ii) any other sums as may at any time be owing to the Noteholder by the Company pursuant to the Purchase Agreement or the other Purchase Documents (as defined therein). This Guarantee is a guaranty of payment and not of collection.

        The obligations and liabilities of the Guarantor under this Guarantee are primary, direct, unlimited, continuing, irrevocable and immediate and not conditional or contingent upon the pursuit by the Noteholder of any rights or remedies it may have against the Company or any person other than the Company. The obligations and liabilities of the Guarantor hereunder and under the other Purchase Documents shall not be subject to any counterclaim, recoupment, set-off, reduction, or defense based upon any claim that the Guarantor may have against the Noteholder, the Company or any other person.

        The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of any extension of time for the payment of the Note, any invalidity, irregularity or unenforceability of the Note or the other Purchase Documents, the absence of any action to enforce the same, any release or amendment or waiver of any term of any other guarantee of, or any consent to departure from any requirement of any other guarantee of all or any of the Notes issued pursuant to the Purchase Agreement, any waiver or consent by the Noteholder with respect to any provisions thereof or of the other Purchase Documents, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

        The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Noteholder protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person, the filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to the Note or the debt evidenced thereby and all demands whatsoever.

        The Guarantor hereby covenants that this Guarantee will not be discharged except by complete payment of the amounts guaranteed hereunder and the performance of the other obligations contained in the Note and in the other Purchase Documents.


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        The Guarantor hereby agrees that, in the event of a default in payment of principal of, premium, if any, or interest on the Note, whether at its stated maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Noteholder directly against the Guarantor to enforce this Guarantee without first proceeding against the Company or the Collateral (as defined in the Purchase Agreement). The Guarantor further agrees that if, after the occurrence and during the continuance of an Event of Default, the Noteholder is prevented by applicable law from exercising its right to accelerate the maturity of the Note, to collect interest on the Note or to enforce or exercise any other right or remedy with respect to the Note, the Guarantor will pay to the Noteholder, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Noteholder.

        The Guarantor hereby waives any rights of subrogation in respect of any payment on the Note upon which this Guarantee is endorsed pursuant to the provisions of this Guarantee or the other Purchase Documents, until payment in full in cash of the obligations guaranteed hereunder. Any liability, indebtedness or obligation of the Company to the Guarantor of every kind or nature, whether now existing or hereafter created, due or to become due, direct or contingent, is hereby subordinated in all respects to the payment to the Noteholder of the amounts guaranteed hereunder. The Guarantor agrees not to accept or receive any payment with respect to any such liability, indebtedness or obligation until the payment and performance in full of all of the amounts guaranteed hereunder; provided, however, that, so long as no Event of Default then exists, the Guarantor may receive and retain payments from the Company pursuant to the Leasing Agent Agreement so long as the Guarantor is in compliance thereunder.

        This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Note is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Note, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Note shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        The Guarantor acknowledges and agrees that the Note may be transferred in accordance with the Purchase Agreement, and each transferee, and its successors and assigns, shall have the right to enforce this Guarantee against the Guarantor.

        All payments made hereunder will be made free and clear of and without withholding or deduction for or on account of any Taxes (other than taxes levied by the United States Internal Revenue Service on or by reason of the income of the Noteholder), unless the Guarantor is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Guarantor is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to this Guarantee, the Guarantor will pay such additional


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amounts, after such withholding or deduction, so that the Noteholders will not receive less than the amounts such holders would have received if such Taxes had not been withheld or deducted.

        All terms used in this Guarantee which are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement unless otherwise defined herein.

        THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES (EXCEPT TITLE 14, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        This Guarantee and the other Purchase Documents constitute the entire understanding between the Noteholder and the Guarantor with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        This Guarantee shall be binding upon the Guarantor and its successors and permitted assigns and shall inure to the benefit of the Noteholder and its successors and assigns. This Guarantee may not be assigned by the Guarantor.

        The Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan in the City of New York, U.S.A., in any action or proceeding arising out of or relating to this Guarantee or the other Purchase Documents, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Guarantor hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and agrees that a final judgment in any such action or proceeding shall be conclusive to the fullest extent permitted by law and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Guarantor hereby irrevocably designates and appoints Christopher P. Langley, Company Secretary (and the successors to such office) as its agent to receive on its behalf service of all process brought against it with respect to any such proceeding in any such court in the State of New York, such service being hereby acknowledged to be effecting and binding upon it in every respect. If for any reason such agent shall cease to be available to act as such, then the Guarantor shall promptly designate a new agent for such purpose in New York, New York.

        Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee, which shall remain in full force and effect, or affecting the validity or enforceability of such provision in any other jurisdiction.

        THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATED TO THIS GUARANTEE OR THE OTHER PURCHASE DOCUMENTS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


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        IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.


Dated: _____________, 2000              CRONOS CONTAINERS LIMITED


                                        By: /s/ Christopher P. Langley
                                           -------------------------------------
                                           Christopher P. Langley
                                           Director




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